UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 21, 2018 (March 16, 2018)

THE PROGRESSIVE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6300 Wilson Mills Road, Mayfield Village, Ohio		44143
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (440) 461-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 16, 2018, the Compensation Committee of the Board of Directors approved awards of restricted stock units to the company’s executive officers and certain other senior employees of the company, under The Progressive Corporation 2015 Equity Incentive Plan. The awards were a combination of time-based restricted stock unit awards and performance-based restricted stock unit awards, measuring either the company’s growth versus market growth or the performance of the company’s fixed-income portfolio. No significant changes were made to the terms of these awards, compared to similar awards described in the company’s proxy statement dated March 31, 2017, except that the performance-based restricted stock unit awards that measure the company’s growth versus the market have been revised to: add a homeowners component, with 7% growth in excess of market growth producing a target score and 10% growth in excess of market growth producing a maximum score; measure the growth of private passenger auto and commercial auto separately, instead of combining company and market growth for these two business lines; and weight the performance score produced by each business line, based on premium contribution, when calculating a final performance factor.
The form of award agreements for the March 2018 restricted stock unit awards are attached hereto as exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See exhibit index on page 4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 21, 2018
THE PROGRESSIVE CORPORATION

By: /s/ Jeffrey W. Basch
Name: Jeffrey W. Basch
Title: Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No. Under Reg. S-K Item 601	Form 8-K Exhibit No.	Description
10	10.1	Form of Restricted Stock Unit Award Agreement for 2018 Time-Based Awards under The Progressive Corporation 2015 Equity Incentive Plan
10	10.2	Form of Restricted Stock Unit Award Agreement for 2018 Performance-Based Awards (Performance Versus Market) under The Progressive Corporation 2015 Equity Incentive Plan
10	10.3	Form of Restricted Stock Unit Award Agreement for 2018 Performance-Based Awards (Investment Results) under The Progressive Corporation 2015 Equity Incentive Plan